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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 15, 2005

                                 MEDEOREX, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            NEW YORK                     333-46828                13-3526402
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

   825 THIRD AVENUE, 40TH FLOOR, NEW YORK, NEW YORK                  10022
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

   REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (212) 838 2585

                                  CLIXTIX, INC.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO
SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

[ ] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

[ ] SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(C))

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

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                  On April 15, 2005, the Registrant entered into an Agreement and Mutual General Release (the "Agreement") with MedLink Central, Inc., Neal M. Shapiro, Daniel Gershoni, Marcie Gershoni and Weston Capital Quest Corporation (collectively, the "MedLink Parties"), Karver Capital Holdings, Ltd., MDRX, Inc. and Victoria Benkovitch (collectively, together with the Registrant, the "Medeorex Parties") pursuant to which the MedLink Parties agreed to surrender the shares of the Registrant's common stock owned by them (the "Medeorex Stock"). The Medeorex Stock will be returned to the Registrant's treasury at cost. The Medeorex Stock had been placed in escrow pending the attainment of certain performance objectives. The surrender of the Medeorex Stock was made without any admission that the MedLink Parties failed to attain such performance objectives or engaged in any wrongdoing. The Agreement also contains mutual general releases by the MedLink Parties and the Medeorex Parties, an indemnification by the Medeorex Parties and a non-competition covenant by the Medeorex Parties in favor of the MedLink Parties. The Agreement also provides for mutual covenants not to sue and confidentiality and non-disparagement provisions.

This summary is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not Applicable

                  (b) Not Applicable

                  (c) Exhibits

Name              Description of Document
----              -----------------------
10.1              Agreement and Mutual General Release

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                Medeorex, Inc.
                                                (Registrant)

April 21, 2005                                  By: /s/ Dr. Jack Kachkar
                                                    ----------------------------
                                                    Dr. Jack Kachkar
                                                    Chairman and President